ACCELERATING QUALITY GROWTH

KBW Bank Conference

July 31, 2013

PETER F. BENOIST, PRESIDENT & CEO
FRANK H. SANFILIPPO, EVP & CFO
SCOTT R. GOODMAN, EVP AND BANK PRESIDENT

ENTERPRISE FINANCIAL®
TALENT • STRENGTH • PASSION

Forward-Looking Statement

Some of the information in this report contains "forward-looking statements" within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption "Risk Factors" of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company's actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

Company Snapshot

ENTERPRISE BANK

$3.1 Billion

IN TOTAL ASSETS

ENTERPRISE TRUST

$1.7 Billion

IN ASSETS UNDER ADMINISTRATION


Operates in
Kansas City
St. Louis
Phoenix
MSAs

SUCCESSFUL BUSINESS MODEL:

Focus on private businesses and owner families

Relationship driven

Attract top talent in markets

Product breadth
- Banking
- Trust & Wealth Management
- Treasury Management

Niche Market Expertise
- Enterprise Value Lending
- Tax Credit-Related Lending and Investments
- Life Insurance Premium Financing
- Asset-Based Lending

Strong client satisfaction and market image

[1] Financial data as of 6/30/13

Differentiated Business Model: Built for Quality Earnings Growth

Focused and Well-Defined Strategy

Aimed at Business Owners, Executives and Professionals

Broad Array of Banking Services with Integrated Wealth Management and Planning Services

Experienced Bankers and Advisors

Enterprise Bank

Enterprise University
Treasury Management
Personal & Private Banking
Commercial & Business Banking
Mortgage Banking

PRIVATE BUSINESSES & OWNER FAMILIES

Enterprise Trust

Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management

ENTERPRISE FINANCIAL

A Consistent Focus

Clarity of Strategy: Disciplined Growth Strategy to Enhance Returns and Shareholder Value

Competency of Execution: Highly Experienced Management Team

Disciplined Lending: Targeting Appropriate Loan Mix, Pricing and Growth to Market Conditions

Favorable Deposit Mix: Core Deposit Funding

Effective Risk Management: Strict Underwriting Standards, Controlled Interest Rate Risk, Prudent Capital Management

Enterprise University: A Key Differentiator

Unique educational offering for clients and prospects

Vehicle to attract, build and further strengthen relationships

More than 30 high-impact workshops offered semi-annually to help business owners succeed

More than 10,000 participants to date

Works to enhance the Enterprise brand among target client audience: business owners



ENTERPRISE FINANCIAL

Strong Niche Focus in Tax Credit Lending and Investment

Allocatee of Federal New Markets Tax Credits

Enterprise awarded $35 million in 2011, $40 million in 2013

Few banks awarded NMTC, facilitating equity investments in commercial and real estate projects

Generates fees for providing credits and creates additional lending opportunities

---

Expertise in complex historic tax credit, Missouri affordable housing and Federal NMTC leveraged lending

$137 million in loans outstanding

Premium pricing and fee opportunities

Missouri state tax credit brokerage

Credits purchased at discount and sold to high net worth clients

Generated $2.2 million in revenue in 2012 and $906,000 YTD

Additional Market Niches

Enterprise Value Lending

M&A-related lending, partnering with PE and VC firms

$136 million in loans outstanding

Risk Adjusted, Performance Based Pricing

Life Insurance Premium Financing

$124 million in current loans outstanding, $840,000 in loan fees in 2012

Attractive Pricing and Fee Opportunities, Targeted To High Net Worth Market

---

Asset-Based Lending

Recruited experienced team in 2011 from BMO Harris/M&I

$50 million outstanding

Strong Track Record of Success in St. Louis

8th
Ranked in Deposit Share, Largest Publicly Held Bank Based in St. Louis*

$1.5
Billion in Loans
$1.0
Billion in Deposits

$1.6
Billion Wealth Management Business

Attracting
Top Level
Bankers

Consistent Ability to Produce Loan Growth –
17% CAGR in C&I Loans over Past Five Years

DOLLARS IN MILLIONS	6/30/08	6/30/13	5 YEAR CAGR
TOTAL LOANS	$1,088	$1,475	6%
C&I LOANS	$319	$700	17%

*Excludes Bank Units of Scottrade and Stifel Nicolaus, 6/30/12 FDIC data

Market-Leading Client Satisfaction

CLIENT SATISFACTION COMPARED TO FOUR LARGEST COMPETITORS


13%
57%
75%
58%
88%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2012; Businesses with $1 – 50 million in sales located in St. Louis, percent "excellent" satisfaction ratings

ENTERPRISE FINANCIAL

Kansas City: Growth Opportunity

Deposit Market Share Has Increased *to 9th from 16th* with FNBO Acquisition in 2011

Enterprise's Relative Market Position in *Kansas City* is Now Similar to St. Louis

---

$603 Million in Loans, *$659 Million* in Deposits

Expanded our Footprint in Desirable *Johnson County* Portion of MSA

Enterprise Now Has a *Platform* to Attract More Middle Market Businesses, *Recruit* Top Talent and Deploy *Niche* Lending Programs

---

Similarity to St. Louis' *Stable and Diverse Economic Profile* Enables Similar Market Strategies

Source: 6/30/12 FDIC data

ENTERPRISE FINANCIAL

Phoenix: Growth Opportunity

Fastest-Growing Market

	PHOENIX	ST. LOUIS	KANSAS CITY
Businesses with 5-500 Employees	39,180	33,151	25,523
Millionaire Households	80,128	57,587	42,607
5 Year Projected Population Growth	5.91%	0.53%	2.66%

Rebounding Economy

Ranked 3rd Nationally in Metropolitan GDP Growth and 5th in Home Price Increases for 1Q 2013

Highly Concentrated Banking Market

Top three banks control 73% of the market

Attractive environment for private business-focused, high-service model

Established Foothold

$187 million in loans, $112 million in deposits

Branches in central Phoenix commercial district and affluent Scottsdale market

Sources: US Bureau of Labor Statistics, Phoenix International Marketing, Claritas Inc., Brookings Institute, 6/30/12 FDIC data

FDIC-Assisted Acquisitions

Completed *4 FDIC-Assisted* Transactions Since December 2009

Enabled Quick *Entry into Arizona, providing access to* Attractive *Scottsdale* Market

Added Significant Scale and Market Presence in *Kansas City*

Earnings from Acquisitions have Bolstered Capital by More than *$35 Million* Since 2010

Significant Net Revenue Contribution

2Q12	3Q12	4Q12	1Q13	2Q13
$7,445	$6,601	$8,385	$8,689	$6,603

Dollars in Thousands

Estimated Future Accretable Yield of $62 Million

Loss Share Agreements Extend Until Late 2014 at the Earliest and 2021 at the Latest

Accretable yield estimate as of 6/30/13

ACCELERATING QUALITY GROWTH

Financial Performance

ENTERPRISE FINANCIAL

Year-to-Date Financial Comparison

DOLLARS IN MILLIONS, EXCEPT PER SHARE	6/30/2013	6/30/2012	% CHANGE
Net income	$21.1	$15.0	41
Diluted earnings per share	$1.11	$0.75	48
Net interest income	$70.2	$64.8	8
Provision for loan losses*	$(2.5)	$4.3	NA
Core fee income**	$9.4	$9.0	4
Noninterest expense	$41.9	$42.8	(2)
Return on average assets	1.35%	0.85%	
Return on average common equity	17.34%	12.80%	

Lower Credit Costs, Higher Net Interest Income and Controlled Expenses Driving Strong Returns

*Excludes provision for Covered Loans

**Excludes change in FDIC indemnification asset, sales of REO and securities

ENTERPRISE FINANCIAL

Strong Core Business

CHANGES FROM A YEAR AGO

Net Interest Income	▲ 8%
Total Loans	▲ 7%
C&I Loans	▲ 14%
Nonperforming Loans	▼ 36%
Nonperforming Assets	▼ 41%

Improving Asset Quality and Loan Growth Driving Core Earnings

* Excluding Covered Loans

Rapid Growth in Core Earnings

DOLLARS IN MILLIONS, PRE-TAX



$19.3
$25.6
32.6%
2011
2012
$15.3
$20.2
32.0%
YTD 6/30/12
YTD 6/30/13

CORE PRE-TAX EARNINGS AS % OF TOTAL:	51.6%	61.1%	68.0%	63.1%

Core Earnings Increasing Rapidly; Loss Share Assets Still Contributing Significantly

Loan Portfolio Mix


2Q 2013
1Q 2013
4Q 2012
3Q 2012
2Q 2012
1Q 2012
4Q 2011
3Q 2011
2Q 2011
$0
$1 Bil
$2 Bil
C&I Loans
Total Loans


2011
TOTAL LOANS: $1,826M
2013
$2,079M
C&I
46%
38%
Owner Occupied RE
16%
18%
Construction Res RE
18%
14%
Investor RE
25%
22%

C&I Loans Up 40% Over Past Two Years

* Excluding FDIC Covered Loans

ENTERPRISE FINANCIAL

Deposit Mix



CDs
32%
24%
DDA
20%
26%
2011
2013

DDA up 31% over past two years

Core Funded: Brokered CDs less than 6%



2011
TOTAL DEPOSITS: $2,411M
2013
$2,368M
DDA
26%
20%
Other
9%
8%
CD
24%
32%
40%
41%
MMA

Larger DDA Base, Smaller CD Base Lowering Cost of Deposits

Fee Income


Tax Credit Brokerage 8%
Sale of Securities 5%
Sale of Real Estate 9%
Wealth Mgmt. 30%
Service Charges 27%
Misc. Other 20%

FEE INCOME COMPONENTS

Dollars in thousands	6/30/13 YTD	6/30/12 YTD
Wealth Mgmt. Revenue	$ 3,721	$ 3,700
Service Charges and Other Fees	3,257	2,743
Sale of Other Real Estate	1,090	2,413
State Tax Credit Brokerage, Net	906	924
Sale of Securities	684	1,156
Miscellaneous Income	2,377	2,542
Total Noninterest Income	$ 12,035	$ 13,478

Diverse Fee Income Revenue Streams

Note: Excludes change in FDIC Loss Share Receivable

ENTERPRISE FINANCIAL

Asset Quality


NONPERFORMING LOANS TO LOANS
1.92%
1.54%
1.25%
Peers Q1
Enterprise Q1
Enterprise Q2
NONPERFORMING ASSETS TO ASSETS
1.57%
1.26%
1.10%
Peers Q1
Enterprise Q1
Enterprise Q2
NET CHARGE-OFFS TO AVERAGE LOANS LTM
.25%
.70%
.65%
Peers Q1
Enterprise Q1
Enterprise Q2

Asset Quality Returning to 2008 Pre-Recession Levels

Peers are banks $1-10 Billion, >20% commercial loans, <10% consumer loans

Source: SNL, median %

ENTERPRISE FINANCIAL

Protecting Core Net Interest Margin



5.21
5.39
5.10
4.75
Net Interest Margin
4.75
3.79
4.35
4.33
4.81
Core Margin
3.59
3.46
3.43
3.59
3.62
3.57
3.5
3.55
3.56
Q2
Q3
Q4
Q1 2012
Q2
Q3
Q4
Q1 2013
Q2 2013

Covered Assets Bolstering Reported Margin, But Core Margin Remaining Stable

ENTERPRISE FINANCIAL

Capital Ratios

TANGIBLE COMMON EQUITY / TANGIBLE ASSETS


5.15%
4.99%
6.02%
6.89%
2010
2011
2012
6/30/2013

TIER 1 COMMON EQUITY RATIO


7.16%
7.32%
7.70%
8.71%
2010
2011
2012
6/30/2013

Bank Comfortably Exceeds "Well-Capitalized" Standard (13.25% Total Risk-Based Capital Ratio vs. 10% Standard) and Projected Basel III Requirements

Redeemed CPP Preferred Stock in 2012 Without Concurrent Capital Raise

Expect Tangible Common Equity Ratio To Reach 7% by Year-end 2013 – One Year Ahead of Plan

ACCELERATING QUALITY GROWTH

Strategic Focus

ENTERPRISE FINANCIAL

Industry Headwinds

Addressing persistently low rates

Adherence to ROE based loan pricing model

Niche lending markets provide enhanced yields

Driving higher efficiency and productivity

NONINTEREST EXPENSES/ASSETS (LTM)


2.81%
2.58%
2.69%
Peers Q1
EFSC Q1
EFSC Q2

- Branch network rationalization
- Technology investments and selective cost reductions

Managing interest rate risk

Maintaining modest asset sensitivity (200 bp rate shock increases NII by 3%)

Maintaining roughly 58%/42% mix of floating/fixed rate loans with an average duration of 1.5 years

High-quality, cash-flowing securities portfolio with 5 year average duration

Significant stable base of DDA

Source: SNL, median %

Investment Thesis

Highly focused, *proven* business model

Strong track record of *commercial loan growth*

Key differentiators and competitive advantages position Enterprise to *continue capturing market share* and acquiring top banking talent

Opportunity to replicate enviable St. Louis model in *Kansas City* and *Phoenix*

Successfully executing strategy and delivering accelerating financial results to enhance *shareholder value*

ACCELERATING QUALITY GROWTH

KBW Bank Conference

July 31, 2013

PETER F. BENOIST, PRESIDENT & CEO
FRANK H. SANFILIPPO, EVP & CFO
SCOTT R. GOODMAN, EVP AND BANK PRESIDENT

ENTERPRISE FINANCIAL®
TALENT • STRENGTH • PASSION

ACCELERATING QUALITY GROWTH

Appendix

ENTERPRISE FINANCIAL

Similarity of Markets Enable Similar Strategies

Markets are only 200 Miles Apart, 45 Minutes by Air

Both Enjoy Stable, Diversified Midwestern Economies

Similar Economic Characteristics

BUSINESSES WITH 5-500 EMPLOYEES

- Construction/Real Estate
- Manufacturing
- Wholesale and Transportation
- Retail
- Finance, Insurance, Information
- Professional, Management
- Health Care
- Accommodation
- Administration, Education, Arts
- Other



7.8%
9.1%
16.9%
8.8%
9.4%
12.8%
16.0%
12.1%
10.5%
9.6%
12.0%
12.5%
5.1%
7.9%
5.1%
9.9%
9.2%
7.7%
9.6%
10.0%
KANSAS CITY
ST. LOUIS

Source: US Census

Net Revenues from FDIC Acquisitions

$15.3 Million Net Revenue YTD 2013
Accelerated Cash Flows Totaled $25 Million in 2012 and $14 Million in 2011

CATEGORY Dollars in thousands	2Q 2013	1Q 2013	4Q 2012	3Q 2012	2Q 2012
Accretion Income	$6,623	$7,112	$7,442	$7,995	$7,155
Accelerated Cash Flows	4,689	7,209	9,778	7,446	5,315
Other	59	324	419	103	106
Total Interest Income	11,371	14,645	17,639	15,544	12,576
Provision For Loan Losses	2,278	(2,256)	(653)	(10,889)	(206)
Gain on Sale of Other Real Estate	116	689	105	34	769
Change in FDIC Loss Share Receivable	(6,713)	(4,085)	(8,131)	1,912	(5,694)
Change in FDIC Clawback Liability	(449)	(304)	(575)	-	-
Pre-tax Net Revenue	$6,603	$8,689	$8,385	$6,601	$7,445

Current Projection of Covered Loan Balances

DOLLARS IN MILLIONS


$158
$99
$58
$31
$23
2013
2014
2015
2016
2017

Shareholders' Equity to Tangible Common Equity and Total Assets to Tangible Assets

Below is a reconciliation of shareholders' equity to tangible common equity and total assets to tangible assets:

(In thousands)	December 31, 2010	December 31, 2011	December 31, 2012	June 30, 2013
Shareholders' equity	$ 179,801	$ 239,565	$ 235,745	$ 247,675
Less: Preferred stock	(32,519)	(33,293)	-	-
Less: Goodwill	(2,064)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(1,223)	(9,285)	(7,406)	(6,746)
Tangible common equity	$ 143,995	$ 166,653	$ 198,005	$ 210,595
Total assets	$ 2,800,199	$ 3,377,779	$ 3,325,786	$ 3,094,420
Less: Goodwill	(2,064)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(1,223)	(9,285)	(7,406)	(6,746)
Tangible assets	$ 2,796,912	$ 3,338,160	$ 3,288,046	$ 3,057,340
Tangible common equity to tangible assets	5.15%	4.99%	6.02%	6.89%

ENTERPRISE FINANCIAL

Tier 1 Common Equity to Risk-Weighted Assets

Below is a reconciliation of Tier 1 common equity to risk-weighted assets:

(In thousands)	December 31, 2010	December 31, 2011	December 31, 2012	June 30, 2013
Shareholders' equity	$ 179,801	$ 239,565	$ 235,745	$ 247,675
Less: Goodwill	(2,064)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(1,223)	(9,285)	(7,406)	(6,746)
Less: Unrealized gains; Plus: Unrealized Losses	573	(3,602)	(7,790)	2,547
Plus: Qualifying trust preferred securities	59,953	79,874	78,600	80,100
Other	59	57	55	55
Tier 1 capital	$ 237,099	$ 276,275	$ 268,870	$ 293,297
Less: Preferred stock	(32,519)	(33,293)	-	-
Less: Qualifying trust preferred securities	(59,953)	(79,874)	(78,600)	(80,100)
Tier 1 common equity	$ 144,627	$ 163,108	$ 190,270	$ 213,197
Total risk weighted assets determined in accordance with prescribed regulatory requirements	$ 2,021,136	$ 2,227,958	$ 2,471,668	$ 2,448,161
Tier 1 common equity to risk weighted assets	7.16%	7.32%	7.70%	8.71%

Net Interest Margin to Core Net Interest Margin

Below is a reconciliation of net interest margin to core net interest margin:

(In thousands)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Net interest income (fully tax equivalent)	$ 31,317	$ 27,088	$ 32,572	$ 30,972	$ 34,473
Less: Incremental accretion income	(7,661)	(2,389)	(6,896)	(5,279)	(8,567)
Core net interest income	$ 23,656	$ 24,699	$ 25,676	$ 25,693	$ 25,906
Average earning assets	$ 2,644,381	$ 2,834,690	$ 2,970,992	$ 2,877,252	$ 2,881,915
Reported net interest margin	4.75%	3.79%	4.35%	4.33%	4.81%
Core net interest margin	3.59%	3.46%	3.43%	3.59%	3.62%

(In thousands)	September 30, 2012	December 31, 2012	March 30, 2013	June 30, 2013
Net interest income (fully tax equivalent)	$ 37,878	$ 40,472	$ 37,422	$ 33,841
Less: Incremental accretion income	(11,912)	(14,163)	(11,363)	(8,491)
Core net interest income	$ 25,966	$ 26,309	$ 26,059	$ 25,350
Average earning assets	$ 2,889,968	$ 2,988,345	$ 2,976,054	$ 2,858,701
Reported net interest margin	5.21%	5.39%	5.10%	4.75%
Core net interest margin	3.57%	3.50%	3.55%	3.56%